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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a New York corporation (the "Corporation"), hereby constitutes and appoints Dennis D. Dammerman, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933 with respect to $20,000,000,000 aggregate amount of the Corporation's debt securities, warrants and preferred stock, and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 3rd day of July, 2000.


/s/ Denis J. Nayden
-----------------------
Denis J. Nayden
Chairman, Chief Executive Officer and Director
(Principal Executive Officer)


/s/ James A. Parke                              /s/ Joan C. Amble
-----------------------                         -------------------------
James A. Parke                                  Joan C. Amble
Vice Chairman, Chief Financial                  Vice President and Controller
Officer and Director                            (Principal Accounting Officer)
(Principal Financial Officer)


/s/ Jeffrey S. Werner
-----------------------
Jeffrey S. Werner
Senior Vice President - Corporate Treasury
  and Global Funding Operation
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/s/ Nancy E. Barton                  /s/ James R. Bunt
-----------------------              ----------------------
Nancy E. Barton                      James R. Bunt
Director                             Director

                                     /s/ Michael D. Fraizer
-----------------------              ----------------------
Dennis D. Dammerman                  Michael D. Fraizer
Director                             Director

                                     /s/ Jeffrey R. Immelt
-----------------------              ----------------------
Benjamin W. Heineman, Jr.            Jeffrey R. Immelt
Director                             Director

/s/ James McNerney, Jr.              /s/ John H. Myers
-----------------------              ----------------------
James McNerney, Jr                   John H. Myers
Director                             Director

/s/ Robert L. Nardelli               /s/Michael A. Neal
-----------------------              ----------------------
Robert L. Nardelli                   Michael A. Neal
Director                             Director

/s/ Ronald R. Pressman               /s/ Gary M. Reiner
-----------------------              ----------------------
Ronald R. Pressman                   Gary M. Reiner
Director                             Director

/s/ John M. Samuels                  /s/ Kieth S. Sherin
-----------------------              ----------------------
John M. Samuels                      Keith S. Sherin
Director                             Director

/s/ Edward D. Stewart
-----------------------              ----------------------
Edward D. Stewart                    John F. Welch, Jr.
Director                             Director

/s/ William A. Woodburn
-----------------------              ----------------------
William A. Woodburn                  David L. Calhoun
Director                             Director